MORGAN STANLEY PATHWAY FUNDS

Large Cap Equity Fund

Small-Mid Cap Equity Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated November 15, 2024 to the Funds’ Summary Prospectuses and Prospectus,

each dated January 1, 2024, as supplemented

This supplement provides new and additional information beyond that contained in the Summary Prospectuses and Prospectus and should be read in conjunction with the Summary Prospectuses and Prospectus.

The reorganizations of the Large Cap Equity Fund and the Small-Mid Cap Equity Fund into the Large Cap Equity ETF and the Small-Mid Cap Equity ETF, respectively were initially expected to close on November 18, 2024 and are now expected to close immediately prior to the open of trading on the New York Stock Exchange on December 9, 2024 (the “Closing Date”). Accordingly, references to “Closing Date” in the Trust’s Prospectus/Information Statement dated October 18, 2024 (the “Prospectus/Information Statement”) should be read to refer to December 9, 2024.

Until the reorganizations have closed, the Large Cap Equity Fund and Small-Mid Cap Equity Fund will continue to allow purchases and redemptions of shares as described in the Prospectus. For additional information about the reorganizations, please review the Trust’s Prospectus/Information Statement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE